RF BUSINESS OF WOLFSPEED, INC. UNAUDITED INTERIM COMBINED FINANCIAL STATEMENTS AS OF SEPTEMBER 24, 2023 AND FOR THE THREE MONTHS ENDED SEPTEMBER 24, 2023

2 Index to Combined Financial Statements (Unaudited) Combined Balance Sheet as of September 24, 2023 4 Combined Statement of Operations for the three months ended September 24, 2023 5 Combined Statement of Equity for the three months ended September 24, 2023 6 Combined Statement of Cash Flows for the three months ended September 24, 2023 7 Notes to Unaudited Combined Financial Statements 8

4 RF BUSINESS OF WOLFSPEED, INC. UNAUDITED COMBINED BALANCE SHEET in millions of U.S. Dollars September 24, 2023 Assets Current assets: Accounts receivable, net $ 26.7 Inventories 65.0 Prepaid expenses and other current assets 4.5 Total current assets 96.2 Long-term assets: Property and equipment, net 39.0 Intangible assets, net 5.8 Right-of-use assets 6.3 Total assets $ 147.3 Liabilities and Equity Current liabilities: Accounts payable and accrued expenses $ 42.0 Accrued contract liabilities 4.5 Current lease liabilities 1.6 Accrued accounting and legal fees 4.1 Other current liabilities 1.2 Total current liabilities 53.4 Long-term liabilities: Non-current lease liabilities 4.9 Total long-term liabilities 4.9 Equity: Net Parent investment 89.0 Total equity 89.0 Total liabilities and equity $ 147.3 The accompanying notes are an integral part of the unaudited interim combined financial statements

5 RF BUSINESS OF WOLFSPEED, INC. UNAUDITED COMBINED STATEMENT OF OPERATIONS Three months ended in millions of U.S. Dollars September 24, 2023 Revenue, net $ 32.9 Cost of revenue, net 38.4 Gross profit (5.5) Operating expenses: Research and development 21.7 Sales, general and administrative 15.8 Project and transaction costs 8.6 Operating loss (51.6) Non-operating expense, net 0.1 Loss before income taxes (51.7) Income tax expense — Net loss $ (51.7) The accompanying notes are an integral part of the unaudited interim combined financial statements

6 RF BUSINESS OF WOLFSPEED, INC. UNAUDITED COMBINED STATEMENT OF EQUITY in millions of U.S. Dollars Total Equity Balance at June 25, 2023 $ 99.8 Net loss (51.7) Net Parent investment 40.9 Balance at September 24, 2023 $ 89.0 The accompanying notes are an integral part of the unaudited interim combined financial statements.

7 RF BUSINESS OF WOLFSPEED, INC. UNAUDITED COMBINED STATEMENT OF CASH FLOWS Three months ended in millions of U.S. Dollars September 24, 2023 Operating activities: Net loss (51.7) Adjustments to reconcile net loss to cash used in operating activities: Depreciation and amortization 4.8 Stock-based compensation 12.4 Changes in operating assets and liabilities: Accounts receivable, net (3.5) Inventories 1.5 Prepaid expenses and other assets 0.3 Accounts payable, trade 1.0 Accrued salaries and wages and other liabilities 6.6 Accrued contract liabilities 0.5 Cash used in operating activities (28.1) Investing activities: Purchases of property and equipment (0.4) Cash used in investing activities (0.4) Financing activities: Transfer from Parent 28.5 Cash provided by financing activities 28.5 Net change in cash and cash equivalents — Cash and cash equivalents, beginning of period — Cash and cash equivalents, end of period — The accompanying notes are an integral part of the unaudited interim combined financial statements

8 RF BUSINESS OF WOLFSPEED, INC. NOTES TO UNAUDITED INTERIM COMBINED FINANCIAL STATEMENTS Note 1 Basis of Presentation and New Accounting Standards 9 Note 2 Revenue Recognition 10 Note 3 Leases 11 Note 4 Financial Statement Details 12 Note 5 Intangible Assets 13 Note 6 Stock-Based Compensation 14 Note 7 Income Taxes 15 Note 8 Related Party Transactions 15 Note 9 Subsequent Events 16

9 Note 1 – Basis of Presentation and New Accounting Standards Overview The radio-frequency business (the "RF Business" or the "Company") is a product line of Wolfspeed, Inc. ("Wolfspeed" or "Parent"). The RF Business specializes in radio-frequency ("RF") devices which are used in military communications, radar, satellite, telecommunication applications. On December 2, 2023, Wolfspeed completed the sale of the RF Business to MACOM Technology Solutions Holdings, Inc. (MACOM) in exchange for cash, subject to a customary purchase price adjustment, and shares of MACOM common stock. RF devices consist of gallium nitride ("GaN") based die, high-electron mobility transistors (HEMTs), monolithic microwave integrated circuits (MMICs), and laterally diffused metal oxide semiconductor field effect power transistors (MOSFETs) that are optimized for next generation telecommunications infrastructure, military and other commercial applications. RF devices are made from silicon, silicon carbide and GaN and can provide improved efficiency, bandwidths and frequency of operation as compared to silicon or gallium arsenide (GaAs). Basis of Presentation These unaudited interim combined financial statements reflect the historical financial position, results of operations and cash flows of the RF Business for the period presented on a “standalone” basis and as historically managed by Wolfspeed. The unaudited interim combined financial statements have been derived from the consolidated financial statements and accounting records of Wolfspeed using the historical results of operations and historical basis of assets and liabilities of the RF Business on a “carve-out basis” and reflect Wolfspeed’s net investment in the RF Business. The RF Business' unaudited interim combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) for interim information. The unaudited interim combined financial statements may not be indicative of the RF Business' future performance and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had it operated as a standalone company during the period presented. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for annual financial statements. These unaudited interim combined financial statements should be read in conjunction with the audited combined financial statements and notes thereto for the fiscal year ended June 25, 2023 (fiscal 2023). The results of operations for the three months ended September 24, 2023 are not necessarily indicative of the operating results that may be attained for the entire fiscal year ending June 30, 2024 (fiscal 2024). The interim combined financial statements presented herein have been prepared by the Company and have not been audited. In the opinion of management, all normal and recurring adjustments necessary to fairly state the combined financial position, results of operations, statement of equity and cash flows at September 24, 2023, and for the period presented, have been made. The unaudited interim combined statement of operations includes expense allocations for certain corporate and shared services expenses provided by Wolfspeed on a centralized basis, including, but not limited to research and development, sales expenses, accounting shared services, finance, supply chain, human resources, information technology, insurance, employee benefits, legal, and other expenses that are either specifically identifiable or clearly applicable to the RF Business. These expenses have been allocated to the RF Business on the basis of direct usage when identifiable, with the remainder allocated on a pro rata basis using an applicable measure of headcount, revenue, or other allocation methodologies that are considered to be a reasonable reflection of the utilization of services provided or the benefit received by the RF Business during the period presented. However, the expense allocations may not be indicative of the actual expense that would have been incurred had the RF Business operated as an independent, stand-alone company, nor are they indicative of the RF Business’ future expenses. Actual costs that may have been incurred if the RF Business had been a standalone company would have depended on a number of factors, including the organizational structure, whether functions were outsourced or performed by employees, and strategic decisions made in areas such as information technology and infrastructure. Going forward, the RF Business may perform these functions using its own or MACOM's resources or outsourced services. See Note 8, “Related Party Transactions,” for further information. Wolfspeed utilizes a centralized approach to cash management and financing of its operations. The cash and equivalents held by Wolfspeed at the corporate level are not specifically identifiable to the RF Business and therefore have not been reflected in the Company's unaudited interim combined balance sheet. Cash transfers between Wolfspeed and the Company are accounted for through net Parent investment as a component of equity. There were no cash and cash equivalents in the unaudited interim combined balance sheet held by or amounts otherwise attributable to the RF Business.

10 The unaudited interim combined financial statements include certain assets and liabilities that have historically been held at the Wolfspeed corporate level but are specifically identifiable or otherwise attributable to the RF Business. Wolfspeed’s third-party long-term debt and the related interest expense have not been allocated to the RF Business for the period presented because the Company was not the legal obligor of such debt. The unaudited interim combined balance sheet statement reflects all of the assets and liabilities that are specifically identifiable as being directly attributable to the RF Business, including net Parent investment as a component of equity. Because a direct ownership relationship did not exist in the RF Business, a net Parent investment is shown in lieu of shareholders’ equity in the financial statements. Net Parent investment represents Wolfspeed’s historical investment in the RF Business and includes accumulated net loss attributable to the RF Business and the net effect of transactions with Wolfspeed and its subsidiaries. All intercompany transactions within the RF Business have been eliminated. All transactions between the RF Business and Wolfspeed have been included in these unaudited interim combined financial statements. The total net effect of the settlement of the transactions between the RF Business and Wolfspeed, exclusive of those historically settled in cash, is reflected in the unaudited interim combined statement of cash flows in cash flows from financing activities as net transfers from Parent and in the unaudited interim combined balance sheet as net Parent investment. For those transactions between the RF Business and Wolfspeed that were historically settled in cash, the RF Business has reflected such balances in the unaudited interim combined balance sheet as due from related parties or due to related parties. There were no outstanding balances between the RF Business and Wolfspeed that were historically settled in cash as of September 24, 2023. Refer to Note 8, “Related Party Transactions,” for further information. Net Parent Investment Net Parent investment in the unaudited interim combined balance sheet represents Wolfspeed’s historical investment in the RF Business, the accumulated net earnings after taxes and the net effect of the transactions with and allocations from Wolfspeed. See the Basis of Presentation section above and Note 8, “Related Party Transactions,” for additional information. Recently Adopted Accounting Pronouncements None. Recently Issued Accounting Pronouncements Pending Adoption None. Note 2 – Revenue Recognition The Company follows a five-step approach for recognizing revenue, consisting of the following: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when, or as, the entity satisfies a performance obligation. Contract liabilities primarily include a reserve on the Company's "ship and debit" program, which allows distributors to request a price allowance on particular products for certain target customers. In addition, contract liabilities include various rights of return and customer deposits. Contract liabilities were $4.5 million as of September 24, 2023. Practical Expedients and Exemptions The Company does not disclose the value of unsatisfied performance obligations for contracts with an original expected length of one year or less. Incidental contract costs that are not material in context of the delivery of products are expensed as incurred. Sales commissions are expensed when the amortization period is less than one year. Contract assets, such as costs to obtain or fulfill contracts, are an insignificant component of the Company’s revenue recognition process. The majority of the Company’s fulfillment costs as a manufacturer consist of inventory, fixed assets, and intangible assets, all of which are accounted for under the respective guidance for those asset types. The Company’s accounts receivable balance represents the Company’s unconditional right to receive consideration from its customers with contracts. Payments are typically due within 30 days of the completion of the performance obligation and invoicing, and therefore do not contain significant financing components.

11 Sales tax, value-added tax, and other taxes collected concurrent with revenue-producing activities are excluded from revenue, and shipping and handling costs are treated as fulfillment activities and are included in cost of revenue in the unaudited interim combined statement of operations. Geographic Information The Company conducts business in several geographic areas. Revenue is attributed to a particular geographic region based on the shipping address for the products. Disaggregated revenue from external customers by geographic area is as follows: Three months ended September 24, 2023 (in millions of U.S. Dollars) Revenue % Hong Kong $ 10.0 30.4 % United States 9.6 29.2 % Europe 7.1 21.6 % Asia Pacific (excluding China and Hong Kong) 4.8 14.6 % China 1.2 3.6 % Other 0.2 0.6 % Total $ 32.9 Note 3 – Leases The Company primarily leases manufacturing and office spaces. Lease agreements frequently include renewal provisions and require the Company to pay real estate taxes, insurance and maintenance costs. Variable costs include lease payments that were volume or usage-driven in accordance with the use of the underlying asset, as well as non-lease components incurred with respect to actual terms rather than contractually fixed amounts. The Company's finance lease obligation relates to manufacturing equipment. Balance Sheet Lease assets and liabilities and the corresponding balance sheet classifications are as follows (in millions of U.S. Dollars): Operating Leases: September 24, 2023 Right-of-use assets $ 6.3 Current lease liabilities 1.5 Non-current lease liabilities 4.9 Total operating lease liabilities 6.4 Finance Lease: Finance lease asset(1) 0.1 Current portion of finance lease liability(2) 0.1 Finance lease liability, less current portion — Total finance lease liability 0.1 (1) Within property and equipment, net on the unaudited interim combined balance sheet. (2) Within current lease liabilities on the unaudited interim combined balance sheet.

12 Statement of Operations Operating lease expense was $0.3 million for the three months ended September 24, 2023. Cash Flows Cash flow information consisted of the following (1): Three months ended (in millions of U.S. Dollars) September 24, 2023 Cash paid for operating leases $ 0.4 (1) See Note 4, "Financial Statement Details," for non-cash activities related to leases. Lease Liability Maturities Maturities of operating and finance lease liabilities as of September 24, 2023 were as follows (in millions of U.S. Dollars): Fiscal Year Ending Operating Leases Finance Leases Total June 30, 2024 $ 1.3 $ 0.1 $ 1.4 June 29, 2025 1.8 — 1.8 June 28, 2026 1.8 — 1.8 June 27, 2027 1.3 — 1.3 June 26, 2028 0.8 — 0.8 Thereafter — — — Total lease payments 7.0 0.1 7.1 Imputed lease interest (0.6) — (0.6) Total lease liabilities $ 6.4 $ 0.1 $ 6.5 Supplemental Disclosures Operating Leases Finance Leases Weighted average remaining lease term (in months) 48 3 Weighted average discount rate 4.20% 6.23 % Note 4 – Financial Statement Details Accounts Receivable, net Accounts receivable, net consisted of the following: (in millions of U.S. Dollars) September 24, 2023 Billed trade receivables $ 26.7 Royalties 0.1 26.8 Allowance for bad debts (0.1) Accounts receivable, net $ 26.7

13 Inventories Inventories consisted of the following: (in millions of U.S. Dollars) September 24, 2023 Raw material $ 10.3 Work-in-progress 47.3 Finished goods 7.4 Inventories $ 65.0 Property and Equipment, net Property and equipment, net consisted of the following: (in millions of U.S. Dollars) September 24, 2023 Machinery and equipment $ 148.3 Computer hardware/software 4.7 Furniture and fixtures 0.6 Leasehold improvements and other 2.9 Tooling 2.2 Finance lease asset 0.1 Construction in progress 2.4 Property and equipment, gross 161.2 Accumulated depreciation (122.2) Property and equipment, net $ 39.0 Depreciation of property and equipment totaled $4.5 million for the three months ended September 24, 2023. Accounts Payable and Accrued Expenses Accounts payable and accrued expenses consisted of the following: (in millions of U.S. Dollars) September 24, 2023 Accounts payable, trade $ 18.2 Accrued salaries and wages 23.8 Accounts payable and accrued expenses $ 42.0 Note 5 – Intangible Assets Intangible assets, net included the following: September 24, 2023 (in millions of U.S. Dollars) Gross Accumulated Amortization Net Patent and licensing rights $ 10.3 $ (4.5) $ 5.8

14 Total amortization of patents and licensing rights was $0.3 million for the three months ended September 24, 2023. Total future amortization expense of intangible assets is estimated to be as follows: (in millions of U.S. Dollars) Fiscal Year Ending Total June 30, 2024 (remainder of fiscal 2024) 0.4 June 29, 2025 0.5 June 28, 2026 0.4 June 27, 2027 0.4 June 25, 2028 0.3 Thereafter 3.8 Total future amortization expense 5.8 Note 6 – Stock-Based Compensation Overview of Employee Stock-Based Compensation Plans For the period ending September 24, 2023, Wolfspeed sponsored one equity-based compensation plan, the 2013 Long-Term Incentive Compensation Plan (2013 LTIP), from which stock-based compensation awards could be granted to employees and directors. The 2013 LTIP provides for awards in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other awards. Stock-based awards can be either service-based or performance-based. Performance-based conditions are generally tied to future financial and/or operating performance of Wolfspeed and/or external based market metrics. The compensation expense with respect to performance-based grants is recognized if Wolfspeed believes it is probable that the performance condition will be achieved. The probability of the achievement of the performance condition is reassessed at each reporting period, and compensation expense is adjusted for subsequent changes in the estimate or actual outcome. As with non-performance-based awards, compensation expense is recognized over the vesting period. The vesting period runs from the date of grant to the expected date that the performance objective is likely to be achieved. For performance awards with market conditions, the grant date fair value is estimated using the Monte Carlo valuation model and the awards are expensed over the vesting period regardless of whether the market condition is ultimately satisfied. Wolfspeed also has an Employee Stock Purchase Plan (ESPP) that provides employees with the opportunity to purchase common stock at a discount. The ESPP limits employee contributions to 15% of each employee’s compensation (as defined in the plan) and allows employees to purchase shares at a 15% discount, subject to IRS limitations. The ESPP provides for a twelve-month participation period, divided into two equal six-month purchase periods, and also provides for a look-back feature. At the end of each six-month period in April and October, participants purchase Wolfspeed’s common stock through the ESPP at a 15% discount to the fair market value of the common stock on the first day of the twelve-month participation period or the purchase date, whichever is lower. The plan also provides for an automatic reset feature to start participants on a new twelve-month participation period if the fair market value of common stock declines during the first six-month purchase period. Certain employees of the RF Business are covered by the Wolfspeed sponsored share-based compensation arrangements. The share-based compensation expense has been derived from the equity awards granted by Wolfspeed to the RF Business' employees who are specifically identified in the plans as well as an allocation of expense related to corporate employees of Wolfspeed. The share-based compensation is treated as a capital contribution from Wolfspeed in the unaudited interim combined financial statements. All awards granted under these share-based compensation plans are based on Wolfspeed’s common stock and are not indicative of the results that the RF Business would have experienced as a separate, independent public company for the periods presented. The compensation expense is based on the fair value of share-based awards which is recognized as compensation expense over the requisite service period of the individual grantees, which generally equals the vesting period. The awards are settled by Wolfspeed. Total stock-based compensation expense was classified in the unaudited interim combined statement of operations as follows:

15 Three months ended (in millions of U.S. Dollars) September 24, 2023 Cost of revenue, net $ 1.6 Research and development 6.2 Sales, general and administrative 4.6 Total stock-based compensation expense $ 12.4 Of the total stock-based compensation expense recognized by the Company for the three months ended September 24, 2023, $10.5 million, related directly to RF Business employees and $1.9 million related to allocations of Wolfspeed’s corporate and shared employee stock-based compensation expenses. Note 7 – Income Taxes The variation between the Company's effective income tax rate and the U.S. statutory rate of 21% is primarily due to changes in the Company’s valuation allowances against deferred tax assets in the U.S. and pretax income from our international operations. The Company assesses all available positive and negative evidence to estimate if sufficient future taxable income will be generated to utilize the existing deferred tax assets by jurisdiction. As of September 24, 2023, the Company has concluded it necessary to maintain a full valuation allowance against its U.S. deferred tax assets. Parent files U.S. federal, U.S. state and foreign tax returns that have historically included the Company's operations. For U.S. federal purposes, Wolfspeed is generally no longer subject to tax examinations for fiscal years prior to 2018. For U.S. state tax returns, Wolfspeed is generally no longer subject to tax examinations for fiscal years prior to 2019. For foreign purposes, Wolfspeed is generally no longer subject to examination for tax periods prior to 2013. Certain carryforward tax attributes generated in prior years remain subject to examination, adjustment and recapture. Note 8 – Related Party Transactions The unaudited interim combined financial statements have been prepared on a standalone basis and are derived from the consolidated financial statements and accounting records of Wolfspeed. The following discussion summarizes activity between the RF Business and Wolfspeed (and its affiliates that are not part of the planned sale transaction). Allocation of General Corporate and Other Expenses The unaudited interim combined statement of operations includes expenses for certain centralized functions and other programs provided and administered by Wolfspeed that are charged directly to the Company. In addition, for purposes of preparing these unaudited interim combined financial statements on a carve-out basis, a portion of Wolfspeed’s total corporate expenses has been allocated to the Company. See Note 1, “Basis of Presentation and New Accounting Standards,” for a discussion of the methodology used to allocate corporate-related costs for purposes of preparing these unaudited interim combined financial statements on a carve-out basis. The financial information in these unaudited interim combined financial statements does not necessarily reflect the expenses the RF Business would have incurred if it had been a standalone company for the period presented. Wolfspeed provides the RF Business certain services, including, but not limited to, research and development, sales expenses, accounting shared services, finance, supply chain, human resources, information technology, insurance, employee benefits, legal, and other expenses. The Company’s unaudited interim combined financial statements reflect an allocation of these costs. When specific identification is not practicable, a proportional cost method is used. The following table is a summary of corporate and other allocations for the three months ended September 24, 2023: Three months ended (in millions of U.S. Dollars) September 24, 2023 Research and development $ 2.4 Sales, general and administrative 8.4 Corporate and other allocations $ 10.8

16 Net Transfers To and From Wolfspeed Net transfers to and from Wolfspeed are included within net Parent investment on the unaudited interim combined statement of equity. The components of the transfers to and from Wolfspeed during the three months ended September 24, 2023 were as follows: Three months ended (in millions of U.S. Dollars) September 24, 2023 General financing activities 17.7 Corporate allocations 10.8 Stock compensation expense 12.4 Total net transfers from Parent 40.9 Note 9 - Subsequent Events The unaudited interim combined financial statements of the Company are derived from the consolidated financial statements of Wolfspeed which issued its financial statements for the three months ended September 24, 2023, on November 2, 2023. Accordingly, the Company has evaluated transactions or other events for consideration as recognized subsequent events in the annual financial statements through December 26, 2023. Additionally, the Company has evaluated transactions and other events that occurred through the issuance of these interim combined financial statements on December 26, 2023, for the purpose of disclosure of unrecognized subsequent events. On December 2, 2023, Wolfspeed completed the sale of the RF Business to MACOM.